UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2012

One Horizon Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Weststrasse 1, Baar
Switzerland		CH6340
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		011-41-41-7605820

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

As previously disclosed in a Form 8-K filed on December 5, 2012, One Horizon Group, Inc. (formerly Intelligent Communication Enterprise Corporation) acquired all of the issued and outstanding shares of One Horizon Group plc. (“OHGP”) through a share exchange. For purposes of this filing on Form 8-K/A, the registrant is referred to as ICE Corp. for the period prior to the consummation of the share exchange and as the “Company” for the period after the consummation of the share exchange.

This Form 8-K/A further amends the Company’s Form 8-K filed on December 5, 2012, as amended by a Form 8-K/A filed on February 7, 2013 (“February 7 Form 8-K/A”) and by a Form 8-K/A filed on February 13, 2013 (“February 13 Form 8-K/A”).

(a) Dismissal of Independent Certifying Accountant.

As previously reported in the February 13 Form 8-K/A, BDO LLP (“BDO ”) served as the independent accountant for OHGP for its fiscal year ended June 30, 2011. BDO resigned as OHGP’s independent accountant on November 2, 2012.

The decision to change accountants was approved by the board of directors of OHGP.

The Company provided Chantrey Vellacott DFK LLP (“CV”), which served as the independent accountant for OHGP for its fiscal year ended June 30, 2012, with the disclosure contained in the February 13 Form 8-K/A reporting the change in the Company’s independent accountants for U.S. SEC filing purposes. Attached as Exhibit 16.1 is the letter of CV addressed to the SEC stating that it agrees with such statements.

The Company provided BDO, which served as the independent accountant for OHGP for its fiscal year ended June 30, 2011, with the disclosure contained in the February 13 Form 8-K/A reporting the change in the Company’s independent accountants for U.S. SEC filing purposes. The Company did not obtain BDO’s permission prior to the filing of BDO’s audit report dated 14 February 2012 on OHGP’s audited financial statements for its fiscal year ended June 30, 2011 as Exhibit 99.2 to the February 7 Form 8-K/A. In response to the Company’s request for the letter from BDO required by this Item 4.01, BDO requested that the Company provide disclosure in this Form 8-K/A that the June 30, 2011 financial statements were prepared for statutory reporting purposes in the United Kingdom and has not provided the letter required by this Item. In the event that the Company subsequently obtains the requisite letter, it will file the letter as Exhibit 16.2 to a further amendment to this Form 8-K.

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ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. Incorporated by reference from the Current Report on Form 8-K/A filed February 13, 2013.

(b) Pro Forma Information. Incorporated by reference from the Current Report on Form 8-K/A filed February 7, 2012.

(c) Shell Company Transactions. Not applicable.

(d) The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

10.31	Agreement of Securities Exchange and Plan of Reorganization between Intelligent Communication Enterprise Corporation and One Horizon Group PLC, dated as of October 12, 2012	Incorporated by reference from the Current Report on Form 8-K filed December 5, 2012
16.1	Letter from Chantrey Vellacott DFK LLP	Filed herewith

99.1	Audited Financial Statements of One Horizon Group plc for the fiscal year ended June 30, 2011	Incorporated by reference from the Current Report on Form 8-K/A filed February 7, 2012

99.2	Audited Financial Statements of One Horizon Group plc for the fiscal year ended June 30, 2012	Incorporated by reference from the Current Report on Form 8-K/A filed February 7, 2012

99.3	Unaudited pro forma Financial Statements of One Horizon Group, Inc. and One Horizon Group plc consisting of balance sheet as at September 30, 2012 and statements of operations for the periods ended September 30, 2012 and June 30, 2012, including notes thereto	Incorporated by reference from the Current Report on Form 8-K/A filed February 7, 2012

99.4	Unaudited Financial Statements of One Horizon Group plc for the three months ended September 30, 2012	Incorporated by reference from the Current Report on Form 8-K/A filed February 13, 2012

_______________

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.
Registrant

Date: March 12, 2013	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer

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